UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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FORWARD INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Forward Industries, Inc.
477 Rosemary Avenue
Suite 219
West Palm Beach, Florida 33401
(561) 465-0030

To The Shareholders of Forward Industries, Inc.:

    We are pleased to invite you to attend the 2018 Annual Meeting of the shareholders of Forward Industries, Inc., which will be held at 10:00 a.m. on February 13, 2018 at 1301 Avenue of the Americas in New York, New York, for the following purposes:

1. To elect members to our Board of Directors;

2. To ratify and approve the amendment to increase the number of shares available under the 2011 Long Term Incentive Plan by 1,000,000 shares;

3. To ratify the appointment of our independent registered public accounting firm for fiscal year 2018; and

4. For the transaction of such other matters as may properly come before the Annual Meeting.

    Forward’s Board of Directors has fixed the close of business on December 22, 2017 as the record date for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on February 13, 2018: This Proxy Statement and Form 10-K are available at: https://www.proxyvote.com

If You Plan to Attend

    Please note that space limitations make it necessary to limit attendance to shareholders. Registration and seating will begin at 9:00 a.m. Shares can be voted at the meeting only if the holder is present in person or by valid proxy.

    For admission to the meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

    If you do not plan on attending the meeting, please vote your shares via the Internet, by phone or by signing and dating the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By the Order of the Board of Directors

/s/ Terence Wise
Terence Wise
Chief Executive Officer

Dated: December 28, 2017

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Forward Industries, Inc.
477 Rosemary Avenue
Suite 219
West Palm Beach, Florida 33401
(561) 465-0030

2018 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT

Why am I receiving these materials?

These proxy materials are being sent to the holders of shares of the voting stock of Forward Industries, Inc., which we refer to as “Forward” or the “Company,” in connection with the solicitation of proxies by our Board of Directors, which we refer to as the “Board,” for use at the 2018 Annual Meeting of Shareholders to be held at 10:00 a.m. on February 13, 2018 at 1301 Avenue of the Americas in New York. The proxy materials relating to the Annual Meeting are first being mailed to shareholders entitled to vote at the meeting on or about December 28, 2017. A copy of our Form 10-K for the year ended September 30, 2017 is being mailed concurrently with this Proxy Statement.

Who is Entitled to Vote?

    Our Board has fixed the close of business on December 22, 2017 as the record date for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof. On the record date, there were 8,970,830 shares of common stock outstanding. Each share of Forward common stock represents one vote that may be voted on each matter that may come before the Annual Meeting. As of the record date, Forward has no outstanding preferred stock.

What is the difference between holding shares as a record holder and as a beneficial owner?

    If your shares are registered in your name with our transfer agent, American Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by Forward.

    If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

    Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date. Please see below for instructions on how to vote at the Annual Meeting if your shares are held in street name.

How Do I Vote?

Record Holder

1.Vote by Internet. The website address for Internet voting is on your proxy card.
2.Vote by phone. Call 1 (800) 690-6903 and follow the instructions on your proxy card.
3.Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
4.Vote in person. Attend and vote at the Annual Meeting.

If you vote by Internet or phone, please DO NOT mail your proxy card.

Beneficial Owner (Holding Shares in Street Name)

1.Vote by Internet. The website address for Internet voting is on your vote instruction form.
2.Vote by mail. Mark, date, sign and mail promptly the enclosed vote instruction form (a postage-paid envelope is provided for mailing in the United States).
3.Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

What Constitutes a Quorum?

     To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the record date, are present in person or represented by proxy. Shares owned by Forward are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes (because there are routine matters presented at the Annual Meeting) and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if Forward is unable to obtain a Quorum?

     If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of proxies.

What is a broker non-vote?

     If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote.” Broker non-votes do not count as a vote “FOR” or “AGAINST” any of the proposals.

     If you are the shareholder of record, and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting. If your shares are held in street name and you do not provide specific voting instructions to the organization that holds your shares, the organization may generally vote at its discretion on routine matters, but not on non-routine matters. If you sign your vote instruction form but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board on any non-routine matter. See the note below and the following question and answer.

Important Rule Affecting Beneficial Owners Holding Shares In Street Name

     Brokers may no longer use discretionary authority to vote shares on the election of directors. Please submit your vote instruction form so your vote is counted.

Which Proposals are Considered “Routine” or “Non-Routine”?

    Proposals 1 and 2 are non-routine and Proposal 3 is routine.

How are abstentions treated?

    Abstentions have no effect on the outcome of any matter being voted on.

How Many Votes are Needed for Each Proposal to Pass, is Broker Discretionary Voting Allowed and what is the effect of an abstention?

Proposals	Vote Required	Broker Discretionary Vote Allowed	Effect of Abstentions on the Proposal
To elect the Board of Directors	Plurality	No	Not applicable
To approve and ratify the amendment to increase the authorized shares under the 2011 Long Term Incentive Plan	Majority of the shares present in person or represented by proxy	No	No effect
To ratify the appointment of our independent registered public accounting firm for fiscal 2018	Majority of the shares present in person or represented by proxy	Yes	No effect

What Are the Voting Procedures?

     In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to the remaining proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

     You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Corporate Secretary of Forward, by delivering a proxy card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Forward Industries, Inc., 477 S. Rosemary Avenue, Suite 219, West Palm Beach, Florida 33401, Attention: Corporate Secretary.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

     All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by Forward. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We may hire an independent proxy solicitation firm.

What Happens if Additional Matters are Presented at the Annual Meeting?

     Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy card, the persons named as proxy holders, Messrs. Terence Wise and Michael Matte, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What is “householding” and how does it affect me?

     Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

      If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold Forward stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at: Forward Industries, Inc., 477 Rosemary Avenue, Suite 219, West Palm Beach, Florida 33401, (561) 565-0030.

     If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

     Appraisal rights are not available to Forward shareholders with any of the proposals brought before the Annual Meeting.

Can a Shareholder Present a Proposal To Be Considered At the 2018 Annual Meeting?

     If you wish to submit a proposal to be considered at the 2019 Annual Meeting (“2019 Meeting”), the following is required:

  For a shareholder proposal to be considered for inclusion in Forward’s Proxy Statement and proxy card for the 2019 Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, which we refer to as the “Exchange Act,” our Corporate Secretary must receive the written proposal no later than August 29, 2018, which is 120 calendar days prior to the anniversary date Forward’s Proxy Statement was mailed to shareholders in connection with this Annual Meeting. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company sponsored materials.
  Our Bylaws include advance notice provisions that require shareholders desiring to recommend or nominate individuals to the Board or who wish to present a proposal at the 2019 Meeting must do so in accordance with the terms of the advance notice provisions. For a shareholder proposal or a nomination that is not intended to be included in Forward’s Proxy Statement and proxy card under Rule 14a-8, our Corporate Secretary must receive the written proposal no later than 120 calendar days nor more than 150 calendar days prior to the first anniversary of this years Annual Meeting; Provided, however, that in the event that the 2019 Meeting is changed more than 30 days before or after such anniversary date, the proposal must be received no earlier than the close of business on the 120th day prior to the 2019 Meeting and not later than the 90th date prior to the 2019 Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. If a shareholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-8 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. Your notice must contain the specific information set forth in our Bylaws.
  Additionally, you must be a record holder at the time you deliver your notice to the Corporate Secretary and are entitled to vote at the 2019 Meeting.

     A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to Forward Industries, Inc., 477 S. Rosemary Avenue, Suite 219, West Palm Beach, Florida 33401, Attention: Corporate Secretary.

     We reserve the right to amend our Bylaws and any change will apply to the 2019 Meeting unless otherwise specified in the amendment.

Interest of Officers and Directors in Matters to Be Acted Upon

     Except in the election to our board of nominees set forth herein, none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

PROPOSAL 1. ELECTION OF DIRECTORS

     We currently have four members of our Board, all of whose terms will expire at this Annual Meeting. The Board proposes the election of the following nominees as directors:

James Frost

Howard Morgan

Sangita Shah

Terence Wise

     All of the nominees listed above is currently a director of Forward, have been nominated for election this year and have agreed to serve if elected. The four persons who receive the most votes cast will be elected and will serve as directors until the next Annual Meeting. If a nominee becomes unavailable for election before this Annual Meeting, the Board can name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card. Furthermore, we may appoint an additional person to our Board before the Annual Meeting. The principal occupation and certain other information about the nominees and our executive officers are set forth on the following pages.

The Board recommends a vote “For” the election of the nominated slate of directors.

DIRECTORS AND EXECUTIVE OFFICERS

        The following table represents our Board as of the record date (all of which are Board nominees)

Name	Age	Appointed

James Frost	53	December 2017
Howard Morgan	57	February 2012
Sangita Shah	51	February 2015
Terence Wise	70	February 2012

Nominee Biographies

Howard Morgan. Mr. Morgan has been the Managing Director of The Justwise Group Limited (“Justwise”), a company that specializes in the procurement of consumer durable products from Asia and is an established supplier to a list of major U.K. multi-channel retailers, since 1997. Since 2013, Mr. Morgan has served as the Chief Executive Officer and a board member of EuroFresh Ltd., a wholesale distributor of fresh produce in the United Kingdom and Europe. Mr. Morgan was selected as a director as a result of his significant business management and operational skills as well as his knowledge of foreign sourcing and developing products for large multiple organizations.

James Frost. Mr. Frost has been the Principal of Frost Chaddock Developers, LLC, a real estate investment firm, since 1995.  Mr. Frost was selected as director for his relationships and contacts that may help Forward generate business and he is independent.

Sangita Shah. Ms. Shah currently serves as director and owner of Odyssean Enterprises Limited, a private advisory and investment company, in addition to serving as non-executive chairman of Bilby PLC and as a director of Swindon Town Football Club. Ms. Shah is also a board advisor to Global Reach Technology, a Fast Track WiFi SME, and a non-executive director for Zypha Technologies Inc. Ms. Shah previously worked in seed/mezzanine financing and strategic investments within the environmental and technology sectors following a number of senior roles held at KPMG and Ernst & Young. Ms. Shah was selected as a director for her board and accounting experience, and she also serves as our Lead Director.

Terence Wise. Mr. Wise serves as principal and Chairman of Justwise which he founded in 1977. Mr. Wise also serves as a principal of Forward Industries Asia-Pacific Corporation (f/k/a Seaton Global Corporation) (“Forward China”), a buying and supplier agent in the Asia-Pacific region and has significant shareholdings in two furniture manufacturing plants in China. See the section titled “Related Person Transactions” below. Mr. Wise was selected as a director for his extensive experience in the Asian markets.

Executive Officers

Name	Age	Position	Appointed
Terence Wise	70	Chief Executive Officer	July 2015
Michael Matte	58	Chief Financial Officer	June 2015

See above for Mr. Terence Wise’s biography.

Michael Matte. Mr. Matte has served as Chief Financial Officer of Forward since June 2015. From May 2013 until March 2014, Mr. Matte served as the Chief Financial Officer and Chief Accounting Officer of Aspen Group, Inc., an online distance-learning education service in the United States. Mr. Matte also served as an Executive Vice President of Finance and Chief Financial Officer of MeetMe, Inc., a social discovery website, from October 2007 to March 2013.

There are no family relationships between any of the executive officers and directors. Our Bylaws require that each director is elected at our annual meeting of shareholders and holds office until the next annual meeting of shareholders, or until his successor is elected and qualified. See the section titled “Related Person Transactions”.

Corporate Governance

        Board Responsibilities

      The Board oversees, counsels, and directs management in the long-term interest of Forward and its shareholders. The Board’s responsibilities include establishing broad corporate policies and reviewing the overall performance of Forward. The Board is not, however, involved in the operating details on a day-to-day basis.

        Board Committees and Charters

      The Board and its Committees meet throughout the year and act by written consent from time-to-time as appropriate. The Board delegates various responsibilities and authority to different Board Committees. Committees regularly report on their activities and actions to the Board.

      The Board currently has and appoints the members of: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee. Each of the Committees has a written charter which may be accessed through Forward’s website at: http://www.forwardindustries.com/corporate-governance.html.

      The following table identifies the independent and non-independent Board nominees and committee members:

Nominating and
Corporate
Name	Independent	Audit	Compensation	Governance

James Frost	Yes	✓	✓	✓
Howard Morgan	Yes	✓		Chair
Sangita Shah	Yes	Chair	✓
Terence Wise	No
Number of Meetings		4	2	3

      There were five Board meetings held in fiscal 2017. All of the directors attended over 75% of the applicable Board and Committee meetings held in fiscal 2017. The Company does not have a policy regarding Board members attending annual meetings.

        Director Independence

      Our Board has determined that James Frost, Howard Morgan and Sangita Shah are independent in accordance with standards under the Nasdaq Listing Rules. Our Board determined that as a result of being employed as an executive officer, Mr. Wise was not independent under the Nasdaq Listing Rules.

      Our Board has also determined that James Frost, Howard Morgan and Sangita Shah are independent under the Nasdaq Listing Rules independence standards for Audit Committee members and Compensation Committee members.

Committees of the Board of Directors

        Audit Committee

      The Audit Committee reviews our financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

         Audit Committee Financial Expert

         Our Board has determined that Ms. Shah is qualified as an Audit Committee Financial Expert, as that term is defined by the rules of the SEC and in compliance with the Sarbanes-Oxley Act of 2002.

        Compensation Committee

      The function of the Compensation Committee is to determine the compensation of our executive officers. The Compensation Committee has the power to set performance targets for determining periodic bonuses payable to executive officers and may review and make recommendations with respect to shareholder proposals related to compensation matters. Additionally, the Compensation Committee is responsible for administering the Company’s equity incentive plans.

        Nominating and Corporate Governance Committee

      The responsibilities of the Nominating Committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establish procedures for the nomination process including procedures, oversight of possible conflicts of interests involving the Board and its members, develop policies and procedures for related party transactions, develop corporate governance principles, and the oversight of the evaluations of the Board and management. The Nominating Committee has not established a policy with regard to the consideration of any candidates recommended by shareholders. If we receive any shareholder recommended nominations, the Nominating Committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith.

Board Diversity

     While we do not have a formal policy on diversity, our Board considers diversity to include the skill set, background, reputation, type and length of business experience of our board members as well as a particular nominee’s contribution to that mix. Although there are many other factors, the board seeks individuals with experience in the sourcing industry and Asian markets, sales, legal and accounting skills and board experience.

Board Leadership Structure

     Our Board has determined that its current structure, with combined Chairman and Chief Executive Officer roles and an independent Lead Director (Sangita Shah), is in the best interests of Forward and its shareholders at this time. A number of factors support the leadership structure chosen by the Board, including, among others:

  The Chief Executive Officer is intimately involved in the day-to-day operations of Forward and is best positioned to elevate the most critical business issues for consideration by the Board.

  The Board believes that having the Chief Executive Officer serve in both capacities allows him to more effectively execute Forward’s strategic initiatives and business plans and confront its challenges. A combined Chairman and Chief Executive Officer structure provides us with decisive and effective leadership with clearer accountability to our shareholders.  The combined role is both counterbalanced and enhanced by the effective oversight and independence of our Board and the independent leadership provided by our Lead Director.   The Board believes that the appointment of a strong independent Lead Director and the use of regular executive sessions of the non-management directors, along with the Boards strong committee system and substantial majority of independent directors being independent except for the Chief Executive Officer, allow it to maintain effective oversight of management.

Role of Board in Risk Oversight

      Our risk management function is overseen by our Board. Our management keeps its Board apprised of material risks and provides its directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us, and how management addresses those risks. Terence Wise, as our Chief Executive Officer and Chairman of the Board, and Michael Matte, our Chief Financial Officer, work closely together with the Board and our Lead Director, once material risks are identified on how to best address such risks. If the identified risk poses an actual or potential conflict with management, our independent directors may conduct the assessment. Presently, the primary risks affecting us are: (i) our ability to grow our business, (ii)  increase our customer base, and (iii) diversify our sales outside of the medical industry.

Business Conduct and Ethics

      Our Board has adopted a Business Conduct and Ethics (“Code of Ethics”), that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to our Board. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistle-blowing or the prompt reporting of illegal or unethical behavior. A copy of our Code of Ethics may be accessed at http://forwardindustries.com/corporate-governance.html

Communication with our Board of Directors

      Although we do not have a formal policy regarding communications with the Board, shareholders may communicate with the Board by writing to us at Forward Industries, Inc., 477 S. Rosemary Avenue, Suite 219, West Palm Beach, Florida 33401, Attention: Corporate Secretary, or by facsimile (561) 465-0074. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Related Person Transactions

        Buying Agency and Supply Agreement

      On March 12, 2012, the Company entered into a Buying Agency and Supply Agreement (the “First Sourcing Agreement”) with Forward China. On March 13, 2014, the Company entered into Amendment No. 1 to the First Sourcing Agreement with Forward China, dated as of March 11, 2014. The First Sourcing Agreement, as amended, provided that Forward China would act as the Company’s exclusive buying agent and supplier of products in the Asia Pacific region. The Company will purchase products at Forward China’s cost and pay Forward China a monthly fee for services it provides under the First Sourcing Agreement.

      On September 9, 2015, the Company entered into a Buying Agency and Supply Agreement (the “Second Sourcing Agreement”) with Forward Industries on substantially the same terms as First Sourcing Agreement, which was due to expire on September 11, 2015. The Second Sourcing Agreement provides that Forward China will act as the Company’s exclusive buying agent of carry and protective solutions in the APAC Region. Forward China also arranges for sourcing, manufacture and exportation of such products. The Company purchases products at cost and pays a service fee to the Forward China. The service fee is calculated at $100,000 monthly plus 4% of “Adjusted Gross Profit.” “Adjusted Gross Profit” is defined as the selling price less the cost from Forward China. Terence Wise, the Company’s Chairman, Chief Executive Officer and largest shareholder, is a principal of Forward China. In addition, Jenny P. Yu, a Managing Director of Forward China, owns more than 5% of the Company’s common stock.  The Company recognized approximately $1,435,000 (inclusive of the extension fee below) and $1,466,000 during the fiscal years ended September 30, 2017 and 2016, respectively, in service fees paid to Forward China.  As a result of the continued decrease in the Company’s net revenues, Forward China agreed to forgo its rights to the 4% portion of the service fee under the Supply Agreement beginning with the third fiscal quarter through the end of fiscal year 2017. On September 19, 2017, the Supply Agreement was amended whereby the Company agreed to pay Forward China $70,000 in order to extend the Supply Agreement for an additional six months to March 8, 2019. In addition, the 4% of Adjusted Gross Profit was reinstated for the fourth quarter of fiscal 2017.

 Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons that no Forms 5 were required to report delinquent filings, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during fiscal year 2017.

Voting Securities and Principal Holders Thereof

     The following table sets forth the number of shares of our common stock beneficially owned as of the record date by (i) those persons known by us to be owners of more than 5% of our common stock, (ii) each director, (iii) our Named Executive Officers, and (iv) all of our executive officers and directors of as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o Forward Industries, Inc., 477 Rosemary Avenue, Suite 219, West Palm Beach, Florida 33401.

		Amount and
	Name and Address	Nature of Beneficial	Percent of
Title of Class	of Beneficial Owner	Ownership (1)	Class (1)
Directors and Named Executive Officers:
Common Stock	Terence Wise (2)	1,618,541	18.0%

Common Stock	Michael Matte (3)	80,000	*

Common Stock	James Frost (4)	444,426	4.9%

Common Stock	Howard Morgan (5)	130,000	1.4%

Common Stock	Sangita Shah (6)	105,000	1.2%

Common Stock	All directors and executive officers as a
	group ( 5 persons)	2,377,967	26.4%

5% Shareholders:
Common Stock	Terence Wise (2)	1,618,541	18.0%

Common Stock	Jenny Yu (7)	905,859	10.1%
———————
* Less than 1%.

(1)

Applicable percentages are based on 8,970,830 shares outstanding as of the record date, adjusted as required by rules of the SEC. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock underlying options and warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated in the footnotes to this table, Forward believes that each of the shareholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them. The table includes only vested options, and warrants or options and warrants that have or will vest and become exercisable within 60 days.

(2)	Wise. Mr. Wise is a director and executive officer. Includes 10,000 vested stock options.
(3)	Matte. Mr. Matte is an executive officer. Includes 30,000 vested stock options.
(4)	Frost. Mr. Frost is a director.
(5)	Morgan. Mr. Morgan is a director. Includes 10,000 vested stock options.
(6)	Shah. Ms. Shah is a director.
(7)	Yu. Address is 9255 Doheny Rd., Apartment 2905, West Hollywood, California, 90069.

Compensation of Directors

The Company pays annual cash compensation of $65,000 to its non-employee directors. Effective January 1, 2018, our non-employee directors will be paid a cash compensation of $35,000 and 50,000 shares of common stock for their annual Board service.  In fiscal 2017, non-employee members of our Board of Directors were compensated for as follows:

Name (a)	Fees Earned or Paid in Cash ($)(b)	Stock Awards ($)(c)(1)	Total ($)(j)
Terence Wise	-	-	-

Howard Morgan	65,000	37,450	102,450

Sangita Shah	65,000	37,450	102,450

N. Scott Fine (2)	65,000	37,450	102,450

Sharon Hrynkow (2)	65,000	37,450	102,450

———————

(1)

Amounts reported represent the aggregate grant date fair value of awards granted without regards to forfeitures, computed in accordance with ASC 718. This amount does not reflect the actual economic value realized by the director. Represents 35,000 shares of common stock.

(2)	Resigned in December 2017.

Executive Compensation

                The following information is related to the compensation paid, distributed or accrued by us for fiscal 2017 and 2016 to all Chief Executive Officers (principal executive officers) serving during the last fiscal year and the two other most highly compensated executive officers serving at the end of the last fiscal year whose compensation exceeded $100,000.  We refer to these individuals as our “Named Executive Officers.” During fiscal 2017 and 2016, Messrs. Wise and Matte were the Company’s only executive officers.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($)(c)	All Other Compen- sation ($)(i)(1)	Total ($)(j)

Terence Wise	2017	300,000	-	300,000
Chief Executive Officer	2016	300,000		300,000

Michael Matte	2017	150,000	16,290	166,290
Chief Financial Officer	2016	156,250	16,359	172,609

(1)      Represents insurance reimbursements.

Named Executive Officer Employment Compensation Arrangements/Agreements

Michael Matte, the Company’s Chief Financial Officer, is the only Named Executive Officer with an Employment Agreement. Under the Employment Agreement, Mr. Matte was to be paid $225,000 per year and was issued 50,000 shares of common stock and 50,000 stock options.  On November 1, 2015, Mr. Matte agreed to reduce his base salary to $150,000 per year.  From July 1, 2015 through July 1, 2017, Terence Wise had an Employment Agreement under which he was paid $300,000 per year.  Mr. Wise continues to be paid $300,000 per year under an oral agreement.

Bonus

Mr. Matte will be eligible to receive a bonus based on the terms of the bonus plan and performance metrics that the Compensation Committee of the Board adopts, in its sole discretion, from year to year, which may range in an amount equal to or between 0 and 50% of Mr. Matte’s annual salary and may be awarded in a combination of cash, restricted stock, restricted stock units and/or other equity. As of the record date, the Compensation Committee had not adopted the terms of a bonus plan or set any performance metrics.

Termination Provisions

In the event Mr. Matte terminates his employment for Good Reason, or in the event Mr. Matte’s employment is terminated without Cause, Mr. Matte shall be entitled to receive any earned and unpaid salary accrued through the date of termination, one year’s base salary, compensation for any unused vacation days and any unpaid benefits accrued through the termination date. Good Reason is generally defined as the material diminution of Mr. Matte’s duties, a decrease in salary, a relocation of Mr. Matte’s principal place of business more than 30 miles from West Palm Beach, Florida or any failure by the Company to perform any material obligation under the Employment Agreement. Cause is generally defined as willful misconduct, material breach of the Employment Agreement, the Company’s Insider Trading Policy or other material policy and/or the commission of a felony or a crime of moral turpitude.

Upon the expiration of Mr. Matte’s Employment Agreement, Mr. Matte shall be entitled to receive any earned and unpaid salary accrued through the date of termination, compensation for any unused vacation days and any unpaid benefits accrued through the expiration date.

Outstanding Awards at Fiscal Year End

Listed below is information with respect to unexercised options, stock that has not vested, and equity incentive plan awards for each Named Executive Officer outstanding as of September 30, 2017:

Outstanding Equity Awards At 2017 Fiscal Year-End

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($)(e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)

Terence Wise	10,000	-	-	1.23	10/15/22	-	-	-	-

Michael Matte	30,000	20,000 (1)	-	0.64	6/25/25	20,000 (1)	24,600	-	-

(1) Vest on June 22, 2018.

Risk Assessment Regarding Compensation Policies and Practices as they Relate to Risk Management

     Our compensation program for employees does not create incentives for excessive risk taking by our employees or involve risks that are reasonably likely to have a material adverse effect on us. Our compensation has the following risk-limiting characteristics:

  Our base pay programs consist of competitive salary rates that represent a reasonable portion of total compensation and provide a reliable level of income on a regular basis, which decreases incentive on the part of our executives to take unnecessary or imprudent risks;
  A portion of executive incentive compensation opportunity is tied to long-term incentive compensation that emphasizes sustained performance over time. This reduces any incentive to take risks that might increase short-term compensation at the expense of longer term company results;
  Awards are not tied to formulas that could focus executives on specific short-term outcomes;
  Equity awards may be recovered by us should a restatement of earnings occur upon which incentive compensation awards were based, or in the event of other wrongdoing by the recipient; and
  Equity awards, generally, have multi-year vesting which aligns the long-term interests of our executives with those of our shareholders and, again, discourages the taking of short- term risk at the expense of long-term performance.

PROPOSAL 2.  RATIFICATION OF AMENDMENT TO INCREASE SHARES ISSUABLE
UNDER THE 2011 LONG TERM INCENTIVE PLAN

Our Board has adopted a resolution declaring it advisable and in the best interests of Forward and its shareholders that the prior increase in the number of shares authorized under the 2011 Long Term Incentive Plan (“2011 Plan”) be ratified and approved by shareholders.  The Board approved the increase in the number of shares of Common Stock reserved and available for issuance under the 2011 Plan from 850,000 to 1,850,000 shares.

Summary of the 2011 Plan

Purpose of the 2011 Plan

The 2011 Plan is intended as an incentive to attract, motivate, and retain employees, directors, consultants and other independent contractors, upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend, and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of the Company and create value for shareholders.

Administration of the 2011 Plan

The 2011 Plan is administered by the Compensation Committee consisting of two or more directors who are “non-employee directors” within the meaning of Rule 16b-3 and, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986 (the “Tax Code”). In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the 2011 Plan does not consist of two or more “non-employee directors,” or if there is no such Committee, then the 2011 Plan will be administered by the Board (such administrative body, for the purposes of this Proposal 2 only, the “Committee”).

Subject to the other provisions of the 2011 Plan, the Committee has the authority, in its discretion: (i) to grant cash-based awards, nonqualified stock options, incentive stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance shares, performance units and other stock-based awards, all of which are referred to collectively as “Awards”; (ii) to determine the terms and conditions of each Award granted (which need not be identical); (iii) to interpret the 2011 Plan and all awards granted thereunder; and (iv) to make all other determinations necessary or advisable for the administration of the 2011 Plan.

Eligibility

 The persons eligible for participation in the 2011 Plan as recipients of Awards include employees, directors, consultants and other independent contractors to the Company or any subsidiary or affiliate of the Company, except that only employees of the Company and certain corporate subsidiaries may receive incentive stock options. In selecting participants, and determining the number of shares of common stock covered by each Award, the Committee may consider any factors that it deems relevant.

Shares Subject to the 2011 Plan

Subject to the conditions outlined below, the total number of shares of Common Stock which may be issued pursuant to Awards granted under the 2011 Plan may not exceed 850,000 shares of Common Stock. However, the Company is seeking shareholder approval to increase this amount to 1,850,000. There is currently 321,479 shares of Common Stock available under the 2011 Plan.

In the event of certain corporate events or transactions (including, but not limited to, unusual or nonrecurring events or a change in the shares of the Company or the capitalization of the Company), the Committee, in its sole discretion, in order to prevent dilution or enlargement of a participant’s rights under the 2011 Plan, shall substitute or adjust, as applicable, the number and kind of shares of Common Stock that may be issued under the 2011 Plan or under particular forms of Awards, the number and kind of shares of Common Stock subject to outstanding Awards, the option price or grant price applicable to outstanding Awards, the annual Award limits, and other value determinations applicable to outstanding Awards.

Options

An option granted under the 2011 Plan is designated at the time of grant as either an incentive stock option or as a non-qualified stock option. Upon the grant of an option to purchase shares of Common Stock, the Committee will specify the option price, the maximum duration of the option, the number of shares of Common Stock to which the option pertains, the conditions upon which an option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the 2011 Plan.  The purchase price of each share of Common Stock purchasable under an option will be determined by the Committee at the time of grant, but may not be less than 100% of the fair market value of such share of Common Stock on the date the option is granted.  However, if the grantee of an incentive stock option is a person who owns, or who is deemed to own under Section 424(d) of the Tax Code, stock possessing more than ten percent (10%) of the total combined voting power of the Company or any subsidiary (a “Ten Percent Shareholder”), then the exercise price of the option shall be at least one hundred ten percent (110%) of the fair market value of such shares of Common Stock on the on the date the option is granted.  No option shall be exercisable later than the tenth anniversary date of its grant, provided, that for Ten Percent Shareholders granted incentive stock options, the option may not be exercisable later than the fifth anniversary of its grant.

SARs

SARs will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee. The term of SARs granted under the 2011 Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee, no stock appreciation right shall be exercisable later than the tenth anniversary date of its grant.  SARs may be settled in stock, cash, or a combination of both.

Restricted Stock and Restricted Stock Units

Shares of restricted stock and/or restricted stock units may be granted under the 2011 Plan aside from, or in association with, any other Award and will be subject to certain conditions and contain such additional terms and conditions, not inconsistent with the terms of the 2011 Plan, as the Committee deems desirable. Except with respect to a maximum of 50% of the shares authorized under the 2011 Plan, any Awards of restricted stock and/or restricted stock units which vest on the basis of the participant’s continued employment with or provision of service to the Company shall not provide for vesting which is any more rapid than annual pro rata vesting over a three year period and any Awards of restricted stock and/or restricted stock units which vest upon the attainment of performance goals shall provide for a performance period of at least 3 months.  The receipt of dividends on account of shares of restricted stock or restricted stock units shall be determined by the Committee.

Performance Units/Performance Shares

Subject to the terms and provisions of the 2011 Plan, the Committee, at any time and from time to time, may grant performance units and/or performance shares to participants in such amounts and upon such terms as the Committee shall determine. Each performance unit shall have an initial value that is established by the Committee at the time of grant. Each performance share shall have an initial value equal to the fair market value of a share of Common Stock on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of performance units/performance shares that will be paid out to the participant.

Limits on Awards

Subject to the restrictions already mentioned above, the maximum number of shares of Common Stock that may be issued to any one participant in the 2011 Plan in a fiscal year is 300,000.  This 300,000 share limit is an aggregate of all shares issued under the 2011 Plan, and includes shares of Common Stock subject to options, incentive stock options, SARs, restricted stock or restricted stock units, performance shares and performance units.

Restrictions on Transferability

Except as otherwise provided in an Award or as determined from time to time by the Compensation Committee, the Awards granted under the 2011 Plan are not transferable and may be exercised solely by a participant during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution or as otherwise required by law. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Award contrary to the provisions set forth in the 2011 Plan will be void and ineffective and will give no right to the purported transferee.

Termination of the 2011 Plan

Unless sooner terminated as provided therein, the 2011 Plan shall terminate on March 7, 2021.

Amendments to the 2011 Plan

The Committee may at any time alter, amend, modify, accelerate, suspend, or terminate the 2011 Plan or any evidence of Award in whole or in part; provided, however, that, without the prior approval of the Company’s shareholders, options issued under the 2011 Plan will not be re-priced, replaced, or re-granted through cancellation, and no amendment of the 2011 Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.  However, no such alteration, amendment, modification, suspension or amendment shall adversely affect in any material way any Award previously granted, without the grantee’s written consent, except as required under tax laws.  Additional, the 2011 Plan can be amended from time to time to comply with Tax Code Section 409A.

The Committee may specify any conditions or events that may cause an Award to be forfeited, reduced, cancelled or subject to recoupment.  The Committee may provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to certain performance measures.  In addition, the Committee may accelerate the vesting and exercisability of outstanding options, freestanding SARS, or restricted stock or restricted stock units in the event of a change in control of the Company.

The 2011 Plan provides that any current or former executive officer who received any Awards within a 36-month period prior to the date the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws shall return such Award to the Company upon demand by the Company. The amount to be recovered shall be the amount of incentive-based Awards, including equity awards, in excess of what would have been paid without the restated results. The operation of these provisions of the 2011 Plan shall be in accordance with the provisions of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and any applicable guidance.

Federal Income Tax Consequences

Incentive Options

Options that are granted under the 2011 Plan and that are intended to qualify as incentive stock options must comply with the requirements of Section 422 of the Tax Code. An option holder is not taxed upon the grant or exercise of an incentive stock option; however, the difference between the fair market value of the shares of Common Stock on the exercise date and the option price will be an item of adjustment for purposes of the alternative minimum tax (unless the stock acquired through the exercise of the incentive stock option is disposed of in the same tax year). If an option holder holds shares of Common Stock acquired upon the exercise of an incentive stock option for at least two years following the date of the grant of the option and at least one year following the exercise of the option, the option holder’s gain, if any, upon a subsequent disposition of such shares will be treated as long-term capital gain for federal income tax purposes. The measure of the gain is the difference between the proceeds received on disposition and the option holder’s basis in the shares (which generally would equal the exercise price). If the option holder disposes of shares of Common Stock acquired pursuant to exercise of an incentive stock option before satisfying the one-and-two year holding periods described above, the option holder may recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the option holder’s adjusted basis in the shares (generally the option exercise price); or (ii) the difference between the fair market value of the shares on the exercise date and the option price. The balance of the consideration received on such disposition will be long-term capital gain if the shares had been held for at least one year following exercise of the incentive stock option.

The Company is not entitled to an income tax deduction on the grant or the exercise of an incentive stock option or on the option holder’s disposition of the shares of Common Stock after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will generally be entitled to an income tax deduction in the year the option holder disposes of the shares, in an amount equal to the ordinary income recognized by the option holder.

Nonqualified Options

In the case of a non-qualified stock option, an option holder is not taxed on the grant of such option. Upon exercise, however, the participant recognizes ordinary income equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of the exercise. The Company is generally entitled to an income tax deduction in the year of exercise in the amount of the ordinary income recognized by the option holder. Any gain on subsequent disposition of the shares of Common Stock is long-term capital gain if the shares are held for at least one year following the exercise. The Company does not receive an income tax deduction for this gain.

SARs

No taxable income will be recognized by an option holder upon receipt of a stock appreciation right and the Company will not be entitled to a tax deduction upon the grant of such right.

Upon the exercise of a stock appreciation right, the holder will include in taxable income, for federal income tax purposes, the fair market value of the cash and other property received with respect to the stock appreciation right and the Company will generally be entitled to a corresponding tax deduction.

Other Awards

A recipient of restricted stock, restricted stock units, performance shares and performance units will not have taxable income upon grant, but will have ordinary income at the time of vesting. The amount of income will equal the fair market value on the vesting date of the shares and/or cash received minus the amount, if any, paid by the recipient. A recipient of restricted stock may instead, however, elect to be taxed at the time of grant. The Company will generally be entitled to an income tax deduction for the taxable year for which the recipient includes the amount in income.

The 2011 Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Tax Code with respect to those grants for which such qualification as available and for such exception is intended.  The 2011 Plan is also intended to be exempt from Tax Code Section 409A or to comply with Tax Code Section 401A to the extent it is applicable.

Equity Compensation Plan Information

The following chart reflects the number of awards granted under equity compensation plans approved and not approved by shareholders and the weighted average exercise price for such plans as of September 30, 2017.

Name Of Plan	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
2007 Equity Incentive Plan	107,500	2.43	17,823
2011 Long Term Incentive Plan	138,500	2.01	321,479 (1)
Equity compensation plans not approved by security holders

Total	246,000	2.19	339,302

———————

(1)	Does not include the shares the Board approved in December 2017 for which the Company is seeking approval under this Proposal 2.

Prior Plans

There are 17,823 shares of common stock reserved for issuance under the Company’s 2007 Equity Incentive Plan (the “Prior Plan”). Forward will not issue any more awards under the Prior Plan.

New Plan Benefits

Because future grants of awards under the 2011 Plan are subject to the discretion of the Board and the Administrator, the future awards that may be granted to participants cannot be determined at this time.  There are no grants that have been previously made which are contingent upon receiving shareholder approval of the grant.

The Board recommends a vote “For” this Proposal No. 2.

PROPOSAL 3.  RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2018

     Our Board has appointed CohnReznick LLP to serve as our independent registered public accounting firm for the fiscal year ending September 30, 2018. CohnReznick LLP has been Forward’s independent registered public accounting firm since 2010. Selection of Forward’s independent registered public accounting firm is not required to be submitted to a vote of the shareholders of Forward for ratification. However, Forward is submitting this matter to the shareholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Forward and its shareholders. If the appointment is not ratified, the Board will consider its options.

        A representative of CohnReznick LLP is expected to be present at the Annual Meeting.

The Board recommends a vote “For” this Proposal No. 3

     The Audit Committee, which currently consists of Sangita Shah, James Frost, and Howard Morgan, reviews Forward’s financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

     The Audit Committee has met and held discussions with management and CohnReznick. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the financial statements with management and CohnReznick. The Audit Committee reviewed with CohnReznick its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee in accordance with the standards of the Public Company Accounting Oversight Board, which we refer to as the "PCAOB."

Audit Committee Report

        The Audit Committee has:

  reviewed and discussed the audited financial statements with management;
  met privately with the independent registered public accounting firm and discussed matters required by Auditing Standard 1301, Communications with Audit Committees, as adopted by the PCAOB;
  received the written disclosures and the letter from the independent registered public accounting firm, as required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with its independent registered public accounting firm its independence from us; and
  in reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2017 filed with the SEC.

This report is submitted by the Audit Committee:

Sangita Shah
James Frost
Howard Morgan

        The above Audit Committee Report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings that Forward files with the SEC.

         It is not the duty of the Audit Committee to determine that Forward’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and Forward’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representations that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of Forward independent registered public accounting firm with respect to such financial statements.

Audit Committee’s Pre-Approval Policy

         The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis. In its review of non-audit services, the Audit Committee considers whether the engagement could compromise the independence of our independent registered public accounting firm, and whether the reasons of efficiency or convenience is in our best interest to engage our independent registered public accounting firm to perform the services.

Principal Accountant Fees and Services

The following table sets forth the aggregate fees for audit and other services provided by CohnReznick LLP for the fiscal years ended 2017 and 2016:

	2017 ($)	2016 ($)
Audit Fees (1)	166,590	196,650
Audit Related Fees (2)	-	-
Tax Fees (3)	-	-
All Other Fees
Total	166,590	196,650

———————

(1)

Audit fees – these fees relate to the annual audits and quarterly reviews of our financial statements as well as services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Annex A

FORWARD INDUSTRIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS – FEBRUARY 13, 2018 AT 10:00 AM

VOTING INSTRUCTIONS
If you vote by phone or internet, please DO NOT mail your proxy card.

MAIL: Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

PHONE: Call 1 (800) 690-6903

INTERNET: https://www.proxyvote.com

Control ID:
Proxy ID:
Password:

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ¨

MARK HERE FOR ADDRESS CHANGE ¨ New Address (if applicable):

 ____________________________

____________________________

 ____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 201___

_____________________________________________________________________________________________________________
(Print Name of Shareholder and/or Joint Tenant)

_____________________________________________________________________________________________________________
(Signature of Shareholder)

 _____________________________________________________________________________________________________________
(Second Signature if held jointly)

The shareholder(s) hereby appoints Terence Wise and Michael Matte, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of voting stock of FORWARD INDUSTRIES, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholder(s) to be held at 10:00 a.m., New York time on February 13, 2018, at 1301 Avenue of the Americas, New York, New York 10019 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” all of the nominees in Proposal 1 and “FOR” Proposals 2 and 3. If any other business is presented at the meeting, this proxy will be voted by the above-named proxies at the direction of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Proposal:

1. Election of Directors.

James Frost	FOR ☐	WITHHOLD ☐	Sangita Shah	FOR ☐	WITHHOLD ☐

Howard Morgan	FOR ☐	WITHHOLD ☐	Terence Wise	FOR ☐	WITHHOLD ☐

2. To ratify and approve the amendment to increase the shares available under the 2011 Long Term Incentive Plan from 850,000 shares of common stock to 1,850,000 shares.	FOR ☐ AGAINST ☐ ABSTAIN ☐
3. To ratify the appointment of Forward’s independent registered public accounting firm for fiscal 2018.	FOR ☐ AGAINST ☐ ABSTAIN ☐